                                                                   EXHIBIT 10.23

                                  PUT AGREEMENT

This Agreement (the "Agreement") is made by and between United States Fire Insurance Company ("USF"), ORC Re Limited ("ORC") and Fairfax Financial Holdings Limited ("Fairfax") and is made as of June 28, 2002.

         WHEREAS ORC Re has transferred to USF limited partnership interests in Rutland Fund A and Unison Capital Partners LP (the "Partnerships").

         WHEREAS USF maybe required to make additional contributions to the Partnerships in accordance with their respective agreements ("Additional Contributions").

         WHEREAS ORC is a wholly-owned subsidiary and accordingly its operations inure to the benefit of Fairfax.

         NOW, THEREFORE, the parties to this Agreement agree as follows:

                                    ARTICLE I

                                    PUT RIGHT

Within 10 business days of written notice from USF to ORC that USF wishes to sell its interest in a Partnership to ORC, ORC shall purchase USF's interest in that Partnership. The purchase price shall be paid in cash and shall be equal to:

         i) the initial purchase price paid by USF to ORC for the interest in that Partnership; plus

         ii) the aggregate of Additional Contributions made by USF to that Partnership; less

         iii)     any distributions received by USF from that Partnership.

                                   ARTICLE II

                                    GUARANTEE

Fairfax hereby guarantees the obligations of ORC hereunder.

                                   ARTICLE III

                                     GENERAL

3.1 Notices. All notices that are required or that my be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered personally or by registered certified mail, return receipt requested, postage prepaid as follows:

         If to USF:
         United States Fire Insurance Company
         305 Madison Avenue
         Morristown NJ 07960
         U.S.A.

         If to ORC:
         ORC Re Limited
         4th Floor
         12-13 Exchange Place
         ISFC
         Dublin 1 IRELAND

         If to Fairfax:
         Fairfax Financial Holdings Limited
         95 Wellington Street West
         Suite 800
         Toronto ON  M5J 2N7

3.2 Assignment of Agreement. This Agreement shall be binding on and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. This Agreement may not be assigned by any other party without the written consent of all parties and any attempt to make an assignment without the consent is void.

3.3 Governing Law. This Agreement shall be construed and governed by the laws of the state of New York.


3.4 Amendments; Waiver. This Agreement may be amended only in writing by the mutual consent of all of the parties, evidenced by all necessary and proper corporate authority. No waiver of any provision of this Agreement shall arise from any action or inaction of any party, except an instrument in writing expressly waiving the provision executed by the party entitled to the benefit of the provision.

3.5 Entire Agreement. This Agreement, together with any documents and exhibits given or delivered pursuant to this Agreement, constitutes the entire agreement between the parties hereto as to the sale and purchase of the Orcasia Shares. No party shall be bound by any communications between them on the subject matter of this Agreement unless the communication is (a) in writing, (b) bears a date contemporaneous with or subsequent to the date of this Agreement, and (c) is agreed to by all parties to this Agreement. On execution of this Agreement, all prior agreement or understandings between the parties shall be null and void.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

UNITED STATES FIRE INSURANCE COMPANY


By:             /s/ DENNIS J. HAMMER
                -----------------------

Name Printed:   Dennis J. Hammer
                -----------------------

Title:          Senior Vice President
                -----------------------


ORC RE LIMITED


By:             /s/  RONALD SCHOKKING
                -----------------------

Name Printed:   Ronald Schokking
                -----------------------

Title:          Chairman
                -----------------------


FAIRFAX FINANCIAL HOLDINGS LIMITED


By:             /s/ BRADLEY P. MARTIN
                -----------------------

Name Printed:   Bradley P. Martin
                -----------------------

Title:          Vice President
                -----------------------


                                       3